UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2007

MODENA 1, INC.

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(Exact name of Registrant as specified in its charter)

Delaware --------------------------------- (State or other jurisdiction of incorporation)	000-50493 ------------------------------- (Commission File Number)	98-0412431 ---------------------------------- (IRS Employer Identification No.)

18 Wynford Drive, Suite 610

 Toronto, Ontario M3C 3S2

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(Address of principal executive offices)

(647) 435-9852

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 (Registrant's Telephone Number, Including Area Code)

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Explanatory Note

This Form 8-K/A amends the Form 8-K, dated July 18, 2007, and filed with the Securities and Exchange Commission on July 19, 2007 (the “Form 8-K”), regarding the change in the principal independent accountants of Modena 1, Inc.  The purpose of this amendment is to respond to certain comments received by us from the Staff of the Securities and Exchange Commission in connection with its review of said Form.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On July 18, 2007, Modena 1, Inc. (the “Registrant”) changed its principal independent accountants.  On such date, the Registrant dismissed SF Partnership, LLP from serving as the Registrant’s principal independent accountants, and retained Walker & Company, LLP as its principal independent accountants.  The decision to change accountants was recommended and approved by the Registrant’s Board of Directors. The financial statements audited by SF Partnership, LLP for the fiscal year ended October 31, 2005 were modified to contain an explanatory sentence pertaining to the Registrant’s ability to continue as a going concern, but such financial statements did not contain any adjustment that might result from the uncertainty stated therein.

The Termination of SF Partnership, LLP

SF Partnership, LLP was the independent registered public accounting firm from April 11, 2005 until its dismissal on July 18, 2007.  None of SF Partnership’s reports on the Registrant’s financial statements during such time period and until July 18, 2007, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, which would include the uncertainty regarding the ability to continue as a going concern, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the principal independent accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the period in which SF Partnership, LLP served as the Registrant’s principal independent accountants.

The Registrant has provided SF Partnership, LLP with a copy of this disclosure and has requested that SF Partnership, LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  The Registrant has requested SF Partnership, LLP to provide the letter so that it can be filed with the SEC within ten business days after the filing of the report. The Registrant received the letter from SF Partnership, LLP, on July 25, 2007. A copy of SF Partnership, LLP’s letter to the Securities and Exchange Commission dated July 25, 2007, is annexed hereto as Exhibit 16.1.

The Engagement of Walker & Company, LLP

Prior to July 18, 2007, the date that Walker & Company, LLP was retained as the principal independent accountants of the Registrant:

(1)

The Registrant did not consult Walker & Company, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2)

Neither a written report nor oral advice was provided to the Registrant by Walker & Company, LLP that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3)

The Registrant did not consult Walker & Company, LLP regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.

Not Applicable

(b) Pro forma financial information.

Not Applicable

(c) Exhibits

Exhibit 16.1

Letter from SF Partnership, LLP to the Securities and Exchange Commission, dated July 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODENA 1, INC.

(Registrant)

By:

/s/ Sang Ho Kim

Name:  Sang Ho Kim

Title:

President, Chief Executive Officer

and Chief Financial Officer

Date:  July 26, 2007